CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
NET EARNINGS	$ 119,356	$ 105,600	$ 74,397
OTHER COMPREHENSIVE INCOME, NET OF TAX:
Foreign currency translation adjustments	1,692	(779)	1,646
Other comprehensive income (loss)	1,692	(779)	1,646
TOTAL COMPREHENSIVE INCOME	$ 121,048	$ 104,821	$ 76,043